Minimum Offering of 166,667 Shares
Maximum Offering of 100,000,000 Shares
Priority Senior Secured Income Fund, Inc.
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Prospectus Supplement No. 5 dated March 26, 2014
to
Prospectus dated May 9, 2013
________________

This Prospectus Supplement contains information which amends, supplements, or modifies certain information contained in the Prospectus of Priority Senior Secured Income Fund, Inc. (the “Company”) dated May 9, 2013 (the “Prospectus”), as amended or supplemented.

You should carefully consider the “Risk Factors” beginning on page 30 of the Prospectus before you decide to invest.

Distributions
On March 21, 2014, our board of directors declared a series of distributions for the months of April through June 2014. Stockholders of record as of each respective record date will be entitled to receive the distribution. Below are the details for each respective distribution:

Amount Per Share	Record Date	Payment Date
$0.02014	April 4, 2014	April 28, 2014
$0.02014	April 11, 2014	April 28, 2014
$0.02014	April 18, 2014	April 28, 2014
$0.02014	April 25, 2014	April 28, 2014
$0.02014	May 2, 2014	June 2, 2014
$0.02014	May 9, 2014	June 2, 2014
$0.02014	May 16, 2014	June 2, 2014
$0.02014	May 23, 2014	June 2, 2014
$0.02014	May 30, 2014	June 2, 2014
$0.02014	June 6, 2014	June 30, 2014
$0.02014	June 13, 2014	June 30, 2014
$0.02014	June 20, 2014	June 30, 2014
$0.02014	June 27, 2014	June 30, 2014

We may fund our cash distributions to stockholders from any sources of funds available to us, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets and expense reimbursements from our Adviser.